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                                                                   EXHIBIT 10(e)


                                                       As of October __, 1998


Nomura Asset Capital Corporation
2 World Financial Center
21st Floor
New York, New York  10281


                 Re:  Loan from Nomura Asset Capital Corporation
                      (together with its successors and assigns, "Lender") to Malibu Centers, Inc. ("Borrower")


Ladies and Gentlemen:

                 Borrower and Lender have executed and delivered that certain Loan Agreement dated as of June 5, 1997 as amended by that certain Letter Agreement dated March 30, 1998 as further amended by that certain Letter Agreement dated the date hereof between Borrower and Lender (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Loan Agreement.

                 Borrower acknowledges that the documents set forth on Exhibit A hereto that were to have been delivered at the Closing have not been delivered. Borrower acknowledges that Lender does not waive delivery of those documents and performance of certain conditions, and, as an inducement to Lender to extend the Maturity Date of the Loan, Borrower agrees to perform those conditions and deliver the documents set forth on Exhibit A hereto, in each case to Lender's satisfaction, within the applicable time periods set forth on Exhibit A hereto.

                 This letter agreement shall constitute a Loan Document. Upon any failure to complete the conditions or deliver the documents within the applicable time periods set forth on Exhibit

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A, Lender shall have the right to declare an Event of Default for all purposes under the Loan Agreement and the other Loan Documents. Except as expressly set forth herein, Lender, has not, and shall not been deemed to have, waived compliance by Borrower with any provision of the Loan Documents or to have waived any rights of Lender thereunder.

                 This letter agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard to principles of conflicts of laws. This letter agreement may not be modified or amended or any term or provision hereof waived or discharged except by a writing signed by Lender and Borrower. All of the terms of this letter agreement shall be binding upon Borrower, its respective successors and assigns, and inure to the benefit of Lender.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]





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                 IN WITNESS WHEREOF, Borrower has executed this letter
agreement as of the date first written above.


                                   Very truly yours,


                                   MALIBU CENTERS, INC., a Delaware corporation



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:





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                                   EXHIBIT A





=========================================================================================================================
  DELIVERY                                                                                   TIME AFTER CLOSING
-------------------------------------------------------------------------------------------------------------------------
  1.       Borrower agrees to purchase the title insurance policy evidenced by the title     Within 10 days of Lender's
           commitment issued by Stewart Title North Texas dated September 27, 1998 (No.      request or an Event of
           97113147) attached hereto as Exhibit B either at Lender's request or within 10    Default.
           days of the occurrence of an Event of Default.
-------------------------------------------------------------------------------------------------------------------------
  2.       Borrower agrees to deliver an opinions each in a form reasonably acceptable to    10 Days
           Lender from from New York counsel and California counsel where applicable with respect to the enforceability and due authorization of the relevant Loan
           Documents executed on the day hereof.
=========================================================================================================================





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